                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 2, 2006
                        ---------------------------------
                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   1-9125                      11-2113382
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2 (b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         On May 2, 2006, the Board of Directors (the "Board") of American
Technical Ceramics Corp. (the "Company") amended and restated the Company's
By-Laws (the "Amended By-Laws"). The Amended By-Laws include the following material substantive additions, deletions, changes and clarifications:

     o    The use of various means of electronic communication and transmission to, among other things, conduct meetings of stockholders and provide notice to stockholders, is specifically permitted under the Amended
          By-Laws.

     o    The period of time by which (i) notice of each meeting of stockholders shall be given before the date of such meeting, or (ii) the Board may fix a record date for the determination of stockholders entitled to vote or, among other things, receive dividends, was changed from 50 days to 60 days.

     o    In order to better reflect the current executive composition of the
          Company, the offices of Vice Chairman, Chief Executive Officer ("CEO")
          and Executive Vice President were added to various provisions of the
          Amended By-Laws. The Amended By-Laws specifically clarify that the
          President shall serve as the CEO unless a separate CEO is appointed and the principal financial officer shall be the Treasurer unless the
          Board designates another officer to serve as such.

     o    The number of directors that constitutes a quorum at meetings of the
          Board was changed from one-third to a majority of the entire Board.

     o    The determination of officers' salaries may be fixed by a committee of the Board appointed for such purpose.

     o    The Amended By-Laws, among other things, (i) describe in more detail the standards, procedures, and limits applicable to indemnification of the Company's directors and officers and other persons; (ii) expressly designate indemnification as a contractual right; (iii) expressly provide indemnitees with the right to payment of costs, charges, and expenses incurred in an indemnitee's defense of an action in advance of its final disposition, provided, that an indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to indemnification; (iv) permits an indemnitee to bring suit against the Company if the Company fails to make the payments set forth in (iii) above within the applicable time period; (v) extends the rights of indemnification and advancement of expenses to a person who has ceased to be a director, officer, employee or agent and to the heirs, executors and administrators of such a person; (vi) allows indemnification to be retroactive in the event of the repeal or modification of the by-law providing for the right of indemnification; and (vi) specifically authorize the Company to purchase and maintain insurance on behalf of directors, officers, employees or agents of the Company, or any related entity thereof, against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under Delaware law.

     The preceding is qualified in its entirety by reference to the Company's
Amended By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

               Exhibit No.  Description
               -----------  -----------
               3.1          Amended and Restated By-Laws of American Technical
                            Ceramics Corp., effective May 2, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNICAL CERAMICS CORP.
                                         --------------------------------------
                                                      (Registrant)

                                              /S/ ANDREW R. PERZ
                                         -----------------------------------
Date:  May 8, 2006                            Andrew R. Perz
                                              Vice President, Finance
                                              (Principal Accounting Officer)